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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


                                OCTOBER 22, 1998
                                (Date of Event)


                           BOLLINGER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                                        75-2502577
(State or other jurisdiction                          (I.R.S. Employer
   of incorporation or                               Identification No.)
     organization)

                                    0-22716
                            (Commission File Number)

                602 FOUNTAIN PARKWAY, GRAND PRAIRIE, TEXAS    75050
               (Address of principal executive offices)     (Zip Code)



                                 (972) 343-1000
              (Registrant's telephone number, including area code)


Total Number of
sequential numbered pages  4                          Exhibit Index on page  4
                          ---                                                --


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ITEM 2.  ACQUISITION OF ASSETS.

     On October 22, 1998, Bollinger Industries, L.P. and its parent company Bollinger Industries, Inc. consummated the purchase of the retail products division of The Step Company. The purchase price under the purchase agreement was $3,575,000 plus the market value of 300,000 restricted common shares of Bollinger stock.

     The description contained herein of the purchase is qualified in its entirety by reference to the Purchase Agreement, dated as of October 15, 1998, by and among the Registrant, Bollinger Industries, L. P., and The Step Company and the Press Release dated October 22, 1998 which are attached hereto as Exhibits 10.65 and 10.66, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     As of the date of filing of the Current Report on Form 8-K, it is impractical for the Registrant to provide the financial statements required by this Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 5, 1998.

     (b) Pro Forma Financial Information.

     As of the date of filing of the Current Report on Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 5, 1998.

     (c) Exhibits.

     The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BOLLINGER INDUSTRIES, INC.





Date: November 5, 1998               /s/ Rose Turner
      ----------------               ---------------------------------
                                      Rose Turner
                                      Executive Vice President - Finance,
                                      Chief Financial Officer, Treasurer and
                                      Secretary


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                   BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



  EXHIBITS            DESCRIPTION
  --------            -----------

Item No. 2
----------
10.65 ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of October 15, 1998, and consummated October 22, 1998, by and among Bollinger Industries, L. P., ("Purchaser") a Texas limited partnership and its parent company Bollinger Industries, Inc., a Delaware corporation and The Step Company, a Georgia corporation ("Seller").

Item No. 20
-----------
10.66 Press release dated October 22, 1998 - Bollinger Acquires Retail Products Division of The Step Company.


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